                                                                      Exhibit 99

GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1998-1

                           MONTHLY REPORT - COMBINED

Determination Date:    12-Oct-99
Remittance Date:       15-Oct-99
Month End Date:        30-Sep-99

--------------------------------------------------------------------------------

   (a)     Class I A Distribution Amount                                                                  5,967,234.22
   (b)     Class I A Distribution Principal                                                               3,504,532.03
                       Scheduled Payments of Principal                               598,167.49
                       Partial Prepayments                                           209,934.68
                       Scheduled Principal Balance Principal Prepayment
                       in Full                                                     1,311,914.12
                       Scheduled Principal Balance Liquidated Contracts            1,384,515.74
                       Scheduled Principal Balance Repurchases                             0.00

   (c)     Class I A Interest Distribution                                                                2,462,702.19
           Class I A Interest Shortfall                                                                           0.00


   (d)     Class I A Remaining Certificate Balance                                                      441,897,521.52
           Class II A Remaining Certificate Balance                                                     224,154,799.96


   (e)     Class II A Distribution Amount                                                                 4,417,083.49
   (f)     Class II A Distribution Principal                                                              3,289,339.63
                       Scheduled Payments of Principal                               204,806.26
                       Partial Prepayments                                           163,571.30
                       Scheduled Principal Balance Principal Prepayment
                       in Full                                                     1,879,205.13
                       Scheduled Principal Balance Liquidated Contracts              735,577.87
                       Scheduled Principal Balance Repurchases                       306,179.07

   (g)     Class II A Interest Distribution                                                               1,127,743.86
           Class II A Interest Shortfall                                                                          0.00

   (h)     Class I A Pass Through Rate                                                                       6.635000%
           Class II A Pass Through Rate                                                                      5.950000%

   (i)     Monthly Servicing Fee Class I A                                                                  371,168.38
           Monthly Servicing Fee Class II A                                                                 189,536.78

   (j)     Delinquency                                                      # of Contracts            Prin. Balance
                                                                        ----------------------------------------------

                      a)  One Monthly Payment Delinquent                       294                       10,502,378.35
                      b)  Two Monthly Payments                                 104                        4,057,183.31
                      c)  Three or more Monthly Payments                        94                        4,357,752.06
                                                                        ----------                   -----------------
                      Total                                                    492                       18,917,313.72
                                                                        ==========                   =================


   (k)     Repurchased Contracts                                            # of Contracts            Repurchase Price
                                                                        ----------------------------------------------
           (see attached)             Total Repurchases                          6                          306,179.07
                                                                        ===========                  =================

   (l)     Repossessions or Foreclosures                                   Number                       Actual Balance
                                                                        -----------                  -----------------

                                                                    BOP Repossessions             202           $7,543,942.09
                                                                    Plus Repossessions
                                                                            this Month             92            2,899,166.45
                                                                     Less Liquidations            (73)          (2,225,113.92)
                                                                                              --------     -------------------
                                                                    EOP Repossessions             221           $8,217,994.62
                                                                                              ========     ===================

   (m)     Group I Enhancement Payment                                                                                   0.00
           Group II Enhancement Payment                                                                                  0.00

   (n)     Monthly Advance Group I                                                                                 333,439.63
           Outstanding Amount Advanced Group I                                                                     391,185.49
           Monthly Advance Group II                                                                                124,341.46
           Outstanding Amount Advanced Group II                                                                    227,466.48

   (o)     Group I Deposit to Special Account/ (Group I Withdrawal from Special Account)                                 0.00
           Group II Deposit to Special Account/ (Group II Withdrawal from Special Account)                               0.00

   (p)     Amount Distributed to Class R Certificateholders                                                              0.00

   (q)     Net Weighted Average Contract Rate Group I                                                                    9.46%
           Net Weighted Average Contract Rate Group II                                                                   8.97%

   ( r)    Group I Pool Principal Balance percentage                                                                92.452196%
           Group II Pool Principal Balance percentage                                                               89.752097%

   (s)     Aggregate Deficiency Amounts                                                                                  0.00
           Servicer Deficiency Amounts received                                                                          0.00

   (t)     Net Funds Carryover Amount paid to Class II A Certificateholders                                              0.00
           Net Funds Carryover Amount remaining                                                                          0.00